[Pioneer Logo]

Pioneer
Mid-Cap Value
Fund*

---------------------------
SEMIANNUAL REPORT 4/30/00
---------------------------

*Formerly Pioneer Capital Growth Fund

Table of Contents
----------------------------------------------------

Letter from the Chairman                      1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               7
Schedule of Investments                      10
Financial Statements                         17
Notes to Financial Statements                24
Trustees, Officers and Service Providers     29

----------------------------------------------------

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 4/30/00
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

As you may know, on May 15, 2000, The Pioneer Group, Inc. and UniCredito Italiano Group announced an agreement under which UniCredito is expected to purchase all of the outstanding stock of Pioneer Group. UniCredito is Italy's second largest banking group and has over $150 billion in assets. We are pleased to be joining with UniCredito not only because of its reputation and breadth, but also because of the similar business strategies shared by the two companies. UniCredito employs many of the same investment philosophies that Pioneer has believed in for over 70 years. In the meantime, your mutual fund will be managed by the same portfolio management team, which is overseen by a Board of Trustees. In addition, the union with UniCredito will give Pioneer Investment Management, your fund's investment adviser, access to greater resources, enabling us to strengthen and support our money management efforts for all Pioneer shareowners.

We expect that the transition resulting from the acquisition will not have a direct impact on fund shareowners. At Pioneer we always strive to provide our shareowners with exemplary customer service and a diverse product line. Going forward, we will continue to work as hard as we can to ensure that our investors' needs are met and that you are satisfied in any dealings you have with Pioneer.

Soon you will receive a letter and a proxy statement that will contain more information about the transaction along with information about a special shareholder meeting. We are excited about the acquisition (which is subject to regulatory approval) and hope you are as well. I feel confident about prospects for the days ahead and I truly believe that Pioneer Group has entered into a relationship that will be beneficial to you.

Please read this report closely, particularly the Portfolio Manager Discussion with Rod Wright. The Q&A in this section gives you the opportunity to read about your Fund and its performance over the period covered in the report. If you have questions, please contact your investment professional or call Pioneer at 1-800-225-6292. You can also visit our web site at www.pioneerfunds.com for more information.


Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President

Pioneer Mid-Cap Value Fund

PORTFOLIO SUMMARY 4/30/00

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[Beginning of Pie Chart]

U.S. Common Stocks       93%
Short-Term Cash
 Equivalents              4%
International Common
 Stocks                   2%
Depositary Receipts for
 International Stocks     1%

[End of Pie Chart]


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[Beginning of Pie Chart]

Technology          22%
Consumer
 Cyclicals          13%
Financial           12%
Consumer Staples    11%
Healthcare          10%
Capital Goods        8%
Energy               7%
Basic Materials      6%
Other                2%

[End of Pie Chart]


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  1. NCR Corp.                  4.62%        6.  Newell Rubbermaid Inc.     2.39%
  2. Columbia/HCA Healthcare    3.78         7.  Health Management          1.96
     Corp.                                       Associates, Inc.
  3. Imation Corp.              3.51         8.  Venator Group Inc.         1.85
  4. Viacom, Inc. (Class B)     2.68         9.  Wellman, Inc.              1.74
     (Non-voting)
  5. Financial Security         2.66         10. Keane, Inc.                1.59
     Assurance Holdings Ltd.

Fund holdings will vary for other periods.

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/00                           CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  4/30/00         10/31/99
                            $ 19.12         $ 19.90

 Distributions per Share    Income          Short-Term          Long-Term
 (10/31/99 - 4/30/00)       Dividends       Capital Gains       Capital Gains
                               -            $  0.933            $ 1.709

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Value Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index and Lipper Growth Funds Index.


 Average Annual Total Returns
 (As of April 30, 2000)

                Net Asset     Public Offering
 Period           Value           Price*
 Life-of-Fund      14.14%        13.45%
 (7/25/90)
 5 Years           10.77          9.47
 1 Year             5.74         -0.32

* Reflects deduction of the maximum
  5.75% sales charge at the beginning
  of the period and assumes reinvestment
  of distributions at net asset value.

Growth of $10,000

[BEGIN PLOT POINTS]

                       Pioneer Mid-Cap          Standard & Poor's            Lipper Growth
                         Value Fund*               500 Index                  Funds Index
7/25/90                     9425                      10000                      10000
                            9470                      10824                      11368
4/92                       12315                      12346                      12414
                           14341                      13484                      13621
4/94                       16752                      14202                      14887
                           20575                      16679                      16523
4/96                       26375                      21701                      21294
                           26832                      27151                      24300
4/98                       35327                      28284                      33976
                           32453                      46631                      40510
4/00                       34316                      51335                      49030

[END PLOT POINTS]

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth Funds Index reflects the performance of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/00                                        CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  4/30/00         10/31/99
                            $ 18.29         $ 19.22

 Distributions per Share    Income          Short-Term          Long-Term
 (10/31/99 - 4/30/00)       Dividends       Capital Gains       Capital Gains
                               -            $  0.933            $ 1.709

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Value Fund, compared to the growth of the Standard & Poor's 500 Index and Lipper Growth Funds Index.


  Average Annual Total Returns
  (As of April 30, 2000)

                   If          If
   Period          Held      Redeemed*
   Life-of-Fund  12.26%      12.26%
   (4/4/94)
   5 Years        9.92        9.79
   1 Year         4.88        1.24

 * Reflects deduction of the maximum
   applicable contingent deferred sales
   charge (CDSC) at the end of the
   period and assumes reinvestment
   of distributions. The maximum CDSC
   of 4% declines over six years.

Growth of $10,000

[BEGIN PLOT POINTS]

                       Pioneer Mid-Cap          Standard & Poor's           Lipper Growth
                         Value Fund*               500 Index                 Funds Index
4/30/94                  10000                      10000                      10000
                         10321                      10273                      10000
                         11513                      10922                      10373
4/95                     12589                      12065                      11099
                         13633                      13802                      12861
4/96                     16019                      15698                      14303
                         15306                      17116                      15046
4/97                     16168                      19641                      16322
                         18627                      22613                      19315
4/98                     21137                      27694                      22822
                         16882                      27585                      21996
4/99                     19264                      33732                      27210
                         18420                      34653                      28446
4/00                     20205                      37135                      32934

[END PLOT POINTS]


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth Funds Index reflects the performance of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/00                                        CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  4/30/00         10/31/99
                            $ 18.22         $ 19.16

 Distributions per Share    Income          Short-Term          Long-Term
 (10/31/99 - 4/30/00)       Dividends       Capital Gains       Capital Gains
                                -           $  0.933            $ 1.709

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Value Fund, compared to the growth of the Standard & Poor's 500 Index and Lipper Growth Funds Index.

  Average Annual Total Returns
  (As of April 30, 2000)

                   If           If
   Period         Held      Redeemed*
   Life-of-Fund  7.84%      7.84%
   (1/31/96)
   1 Year        4.84       4.84


    * Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

Growth of $10,000

[BEGIN PLOT POINTS]

                       Pioneer Mid-Cap          Standard & Poor's           Lipper Growth
                         Value Fund*               500 Index                 Funds Index
1/96                      10000                     10000                      10000
4/96                      10931                     10340                      10459
                          10054                     10173                       9971
                          10449                     11274                      11002
                          11359                     12631                      12074
4/97                      11045                     12937                      11935
                          12833                     15473                      14336
                          12721                     14894                      14124
                          12619                     16030                      14791
4/98                      14433                     18241                      16688
                          13055                     18456                      16800
                          11527                     18169                      16084
                          12088                     21230                      19255
4/99                      13144                     22218                      19897
                          13669                     22177                      20152
                          12567                     22825                      20800
                          12941                     23419                      22778
4/30                      13780                     24459                      24082

[END PLOT POINTS]


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth Funds Index reflects the performance of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/00                                        CLASS Y SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  4/30/00         10/31/99
                            $ 19.18         $ 19.91

 Distributions per Share    Income          Short-Term          Long-Term
 (10/31/99 - 4/30/00)       Dividends       Capital Gains       Capital Gains
                               -            $  0.933            $ 1.709


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Value Fund, compared to the growth of the Standard & Poor's 500 Index and Lipper Growth Funds Index.


  Average Annual Total Returns*
  (As of April 30, 2000)

                   If         If
   Period          Held      Redeemed
   Life-of-Fund   0.63%      0.63%
   (7/2/98)
   1 Year         6.27       6.27


     * Assumes reinvestment of distributions.

Growth of $10,000

[BEGIN PLOT POINTS]

                       Pioneer Mid-Cap          Standard & Poor's           Lipper Growth
                         Value Fund*               500 Index                 Funds Index
7/98                      10000                     10000                      10000
                           9352                      9788                      10000
                           7739                      8361                       8394
                           7796                      8919                       8953
10/98                      8287                      9635                       9573
                           8391                     10205                      10144
                           8719                     10815                      10992
                           8724                     11259                      11461
                           8461                     10895                      11069
                           8921                     11352                      11549
4/99                       9520                     11783                      11843
                           9681                     11488                      11613
                          10177                     12150                      12299
                           9929                     11761                      11995
                           9501                     11687                      11860
                           9059                     11392                      11662
10/99                      9161                     12105                      12381
                           9525                     12336                      12904
                           9868                     13086                      14065
                           9467                     12420                      13558
                           8987                     12170                      14358
                          10089                     13383                      15089
4/00                      10116                     12971                      14334


[END PLOT POINTS]

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth Funds Index reflects the performance of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 4/30/00
--------------------------------------------------------------------------------

Pioneer Mid-Cap Value Fund ended the first half of its fiscal year on April 30, 2000. In the following discussion, Rod Wright, the Fund's portfolio manager, provides an update on the Fund, the economic environment and investment strategies that influenced the Fund's performance over the six-month period.


Q: How did the Fund perform?

A: For the six-month period ended April 30, 2000, the Fund's Class A shares returned 10.15%, while Class B shares returned 9.69% and Class C shares had a total return of 9.65%, all at net asset value. During the same six-month period, the Standard & Poor's 500 Index returned 7.15%, and the average return in the Lipper mid-cap value category was 13.46%. (Lipper is an independent company that tracks mutual fund performance.) The Fund performed particularly well in the latter part of the period as investors turned away from high-valuation technology stocks and began focusing on stocks of companies with reasonable valuations and strong fundamentals.


Q: What factors influenced the Fund's performance?

A: The biggest factors that helped the performance were a healthy weighting in energy companies and a relative underweighting in technology stocks. In energy, Fund investments in oil, gas and service companies performed well, while the technology sector in general fell into a sharp correction starting in mid-March.

   Mergers and acquisition activity benefited the Fund when larger companies announced the purchase of five portfolio holdings: ETEC Systems; Financial Security Assurance Holdings; ReliaStar Financial; Young & Rubicam; and Sterling Commerce. In addition, restructurings at two other holdings, Borders Group and Dayton Power & Light, supported performance.

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 4/30/00                          (continued)
--------------------------------------------------------------------------------


Q: While the Fund de-emphasized technology, tech companies still represented the largest industry weighting. In what types of technology companies did you invest?

A: At a time when most industry benchmarks had technology weightings of more than 30%, the Fund ended the fiscal period with about 22% invested in the sector. Not only was the Fund significantly underweighted in technology, but about half the technology holdings were, what we call, "value" technology companies. These are companies whose stock performance is more dependent on company fundamentals than on the direction of the NASDAQ Composite Index. A good example is Imation, one of the Fund's largest holdings. Imation is debt-free and has strong cash flow, growing earnings and stock selling at a very reasonable price. The company is involved in the manufacture and distribution of media storage devices, including tapes for large technology companies and CDs for computers. It also is the world's largest supplier of floppy discs. In addition, it has developed a new digital system used extensively by printers and on the Internet to reproduce colors. The company's strong fundamentals and low stock price were very attractive. Another example of a value technology holding was NCR, which is involved in many businesses, including automatic teller machines, automatic check-out devices for retail stores, and data warehousing.


Q: Outside of technology, what were some of your other industry themes?

A: On April 30, the Fund had about 7% of equity holdings in energy stocks, and these investments definitely helped. Among the holdings were R & B Falcon Corp. and Transocean Offshore, two offshore drilling companies. Performance was boosted by holdings in several domestic exploration and production companies, including Apache, Ocean Energy and Burlington Resources. The Fund also held positions in Tosco, a refiner, and Conoco, a diversified company involved in refining, exploration and production.

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Beyond energy, the emphasis on healthcare stocks and de-emphasis of financial services stocks worked well. The consumer cyclicals and consumer staples sectors were well represented in the Fund, at 13% and 11% of equity assets, respectively. We invested in consumer cyclicals, primarily retailers, as their stock prices started coming down and their relative value increased.
   We like consumer staples as a traditional defensive sector with steady cash flow that can be relied upon in different economic environments.


Q: The Fund's name changed on February 28 from Pioneer Capital Growth Fund to
   Pioneer Mid-Cap Value Fund. Why was the name changed?

A: We believed the new name better describes our investment approach. Our focus is on mid-cap companies, and our approach is value-oriented: investing in what we believe are reasonably priced companies. We attempt to buy solid companies, with strong fundamentals, but we also pay attention to valuation to ensure we pay appropriate prices.


Q: What is your outlook for mid-cap value stocks?

A: We are optimistic about the mid-cap value sector and think it has the potential to be one of the better performing sectors. This is an area that has underperformed for a number of years and has been very much overlooked. And yet, if the economy slows down, we think investors will be served well investing in companies with the types of resources, histories, market positions, experienced managements, credit lines and established distribution networks that many mid-cap companies possess. We believe the recent good performance of mid-cap value stocks is not a short-term phenomenon. The technology rally from November through mid-March was an example of classic bubble psychology. In the future, we don't see investors paying extremely high valuations--we expect the market to behave a little more rationally.

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/00 (unaudited)
--------------------------------------------------------------------------------


Shares                                                      Value
               COMMON STOCKS - 96.2%
               Basic Materials - 5.5%
               Aluminium - 0.7%
  150,000      Reynolds Metals Co.                   $  9,975,000
                                                     ------------
               Chemicals - 0.9%
  425,000      IMC Global Inc.                       $  6,560,938
  150,000      Rohm & Hass Co.                          5,343,750
                                                     ------------
                                                     $ 11,904,688
                                                     ------------
               Chemicals (Specialty) - 2.6%
  670,000      Borden Chemicals & Plastics, L.P.     $  2,721,875
  400,000      Hercules, Inc.                           6,225,000
  200,000      Millennium Chemicals Inc.                3,987,500
1,075,000      Wellman, Inc.                           22,978,125
                                                     ------------
                                                     $ 35,912,500
                                                     ------------
               Paper & Forest Products - 1.3%
  325,000      Bowater, Inc.                         $ 17,875,000
                                                     ------------
               Total Basic Materials                 $ 75,667,188
                                                     ------------
               Capital Goods - 7.9%
               Aerospace/Defense - 0.9%
  200,000      General Dynamics Corp.                $ 11,700,000
                                                     ------------
               Electrical Equipment - 2.6%
  250,000      Molex, Inc.                           $ 13,734,375
  125,000      SCI Systems, Inc.*                       6,656,250
  175,000      Vishay Intertechnology, Inc.*           14,678,125
                                                     ------------
                                                     $ 35,068,750
                                                     ------------
               Machinery (Diversified) - 1.2%
  700,000      Kaydon Corp.                          $ 16,362,500
                                                     ------------
               Manufacturing (Specialized) - 0.9%
   70,666      Energizer Holdings Inc.*              $  1,205,739
  200,000      Sealed Air Corp.*                       11,125,000
                                                     ------------
                                                     $ 12,330,739
                                                     ------------
               Metal Fabricators - 1.0%
  780,000      Brush Wellman, Inc.                   $ 14,430,000
                                                     ------------
               Waste Management - 1.3%
1,100,000      Waste Management Inc.                 $ 17,462,500
                                                     ------------
               Total Capital Goods                   $107,354,489
                                                     ------------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Shares                                                            Value
               Communication Services - 1.4%
               Telephone - 1.4%
  225,000      Century Telephone Enterprises, Inc.          $ 5,512,500
   30,000      Mpower Communications Corp.*                   1,470,000
  125,000      Telephone and Data Systems, Inc.              12,750,000
                                                            -----------
               Total Communication Services                 $19,732,500
                                                            -----------
               Consumer Cyclicals - 12.3%
               Auto Parts & Equipment - 0.8%
  200,000      ITT Industries Inc.                          $ 6,312,500
  150,000      Lear Corp.*                                    4,490,625
                                                            -----------
                                                            $10,803,125
                                                            -----------
               Household Furnishings & Appliances - 0.7%
  375,000      Ethan Allen Interiors, Inc.                  $10,007,813
                                                            -----------
               Leisure Time (Products) - 1.5%
1,700,000      Mattel Inc.                                  $20,825,000
                                                            -----------
               Publishing - 1.0%
  650,000      PRIMEDIA, Inc.*                              $13,568,750
                                                            -----------
               Retail (Computer & Electronics) - 0.7%
  175,000      Tandy Corp.                                  $ 9,975,000
                                                            -----------
               Retail (Discounters) - 0.0%
   23,000      Family Dollar Stores, Inc.                   $   442,520
                                                            -----------
               Retail (General Merchandise) - 0.7%
1,100,000      Kmart Corp.*                                 $ 8,937,500
                                                            -----------
               Retail (Specialty) - 4.0%
  175,000      Blockbuster Inc.                             $ 1,815,624
1,035,000      Borders Group, Inc.                           16,430,625
  910,000      Cole National Corp.+                           5,516,875
1,276,800      OfficeMax, Inc.*                               7,182,000
2,050,000      Venator Group Inc.*                           24,343,750
                                                            -----------
                                                            $55,288,874
                                                            -----------
               Retail (Specialty-Apparel) - 0.1%
   68,000      AnnTaylor Stores Corp.*                      $ 1,429,530
                                                            -----------
               Services (Advertising/Marketing) - 0.8%
  200,000      Young & Rubicam Inc.                         $11,137,500
                                                            -----------

The accompanying notes are an integral part of these financial statements.    11

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/00 (unaudited)                       (continued)
--------------------------------------------------------------------------------


Shares                                                                Value
               Services (Commercial & Consumer) - 1.0%
  509,000      Regis Corp.                                     $  5,948,938
   46,000      Sabre Group Holdings, Inc.                         1,585,297
1,200,000      Stewart Enterprises, Inc.                          5,775,000
                                                               ------------
                                                               $ 13,309,235
                                                               ------------
               Textiles (Apparel) - 1.0%
  300,000      Nike, Inc.                                      $ 13,031,250
                                                               ------------
               Total Consumer Cyclicals                        $168,756,097
                                                               ------------
               Consumer Staples - 10.9%
               Broadcasting (Television/Radio/Cable) - 0.5%
  307,000      USA Networks Inc.*                              $  7,061,000
                                                               ------------
               Entertainment - 2.6%
  650,000      Viacom, Inc. (Class B) (Non-voting)*            $ 35,343,750
                                                               ------------
               Foods - 0.9%
  250,000      Ralston Purina Co.                              $  4,421,875
  250,000      Sara Lee Corp.                                     3,750,000
  400,000      Tyson Foods, Inc.                                  4,175,000
                                                               ------------
                                                               $ 12,346,875
                                                               ------------
               Housewares - 2.3%
1,250,000      Newell Rubbermaid Inc.                          $ 31,484,375
                                                               ------------
               Restaurants - 2.1%
1,235,000      Lone Star Steakhouse & Saloon, Inc.             $ 14,588,437
  350,000      McDonald's Corp.                                  13,343,750
                                                               ------------
                                                               $ 27,932,187
                                                               ------------
               Retail Stores (Food Chain) - 0.4%
  300,000      Kroger Co.*                                     $  5,568,750
                                                               ------------
               Services (Employment) - 0.7%
1,300,000      Modis Professional Services Inc.*               $  9,831,250
                                                               ------------
               Specialty Printing - 1.4%
1,250,000      John H. Harland Co.                             $ 19,218,750
                                                               ------------
               Total Consumer Staples                          $148,786,937
                                                               ------------
               Energy - 7.1%
               Oil (Domestic Integrated) - 1.0%
  575,000      Conoco Inc.                                     $ 13,692,188
                                                               ------------

12    The accompanying notes are an integral part of these financial statements.

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Shares                                                             Value
              Oil & Gas (Drilling & Equipment) - 2.7%
1,000,000     R & B Falcon Corp.*                            $20,750,000
350,000       Transocean Offshore Inc.                        16,450,000
                                                             -----------
                                                             $37,200,000
                                                             -----------
              Oil & Gas (Production/Exploration) - 2.7%
350,000       Apache Corp.                                   $16,953,125
275,000       Burlington Resources Inc.                       10,810,937
700,000       Ocean Energy Inc.*                               9,056,250
                                                             -----------
                                                             $36,820,312
                                                             -----------
              Oil & Gas (Refining & Marketing) - 0.7%
300,000       Tosco Corp.                                    $ 9,618,750
                                                             -----------
              Total Energy                                   $97,331,250
                                                             -----------
              Financial - 11.9%
              Banks (Major Regional) - 0.4%
150,000       Comerica, Inc.                                 $ 6,356,250
                                                             -----------
              Banks (Regional) - 2.5%
360,000       Marshall & Ilsley Corp.                        $16,717,500
475,000       North Fork Bankcorporation, Inc.                 7,689,062
425,000       TCF Financial Corp.                              9,934,375
                                                             -----------
                                                             $34,340,937
                                                             -----------
              Financial (Diversified) - 1.1%
450,000       Axa Financial, Inc.                            $14,681,250
                                                             -----------
              Insurance (Life/Health) - 0.4%
125,000       ReliaStar Financial Corp.                      $ 5,382,813
                                                             -----------
              Insurance (Multi-Line) - 0.4%
225,000       Nationwide Financial Services, Inc.            $ 6,257,813
                                                             -----------
              Insurance (Property/Casualty) - 3.8%
719,000       Ace Ltd.                                       $17,211,063
475,000       Financial Security Assurance Holdings Ltd.      35,060,938
                                                             -----------
                                                             $52,272,001
                                                             -----------
              Investment Banking/Brokerage - 1.7%
250,000       Bear Stearns Companies Inc.                    $10,718,750
275,000       Paine Webber Group, Inc.                        12,065,625
                                                             -----------
                                                             $22,784,375
                                                             -----------

The accompanying notes are an integral part of these financial statements.    13

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/00 (unaudited)                       (continued)
--------------------------------------------------------------------------------


Shares                                                                 Value
               Savings & Loan Companies - 1.6%
  750,000      Charter One Financial Inc.                       $ 15,234,374
  250,000      Washington Mutual, Inc.                             6,390,625
                                                                ------------
                                                                $ 21,624,999
                                                                ------------
               Total Financial                                  $163,700,438
                                                                ------------
               Healthcare - 9.8%
               Biotechnology - 0.5%
  150,000      Pharmacia Corp.                                  $  7,490,625
                                                                ------------
               Healthcare (Diversified) - 0.3%
  100,000      Elan Corp. Plc (A.D.R.)*                         $  4,287,500
                                                                ------------
               Healthcare (Drugs - Generic & Others) - 1.6%
  250,000      Alza Corp.*                                      $ 11,015,625
  375,000      Mylan Laboratories Inc.                            10,640,625
                                                                ------------
                                                                $ 21,656,250
                                                                ------------
               Healthcare (Hospital Management) - 5.5%
1,750,000      Columbia/HCA Healthcare Corp.                    $ 49,765,624
1,625,000      Health Management Associates, Inc.*                25,898,438
                                                                ------------
                                                                $ 75,664,062
                                                                ------------
               Healthcare (Managed Care) - 0.8%
  150,000      Wellpoint Health Networks Inc.*                  $ 11,062,500
                                                                ------------
               Healthcare (Medical Products/Supplies) - 0.5%
  250,000      Boston Scientific Corp.*                         $  6,625,000
                                                                ------------
               Healthcare (Specialized Services) - 0.6%
  263,000      Lincare Holdings Inc.*                           $  8,021,500
                                                                ------------
               Total Healthcare                                 $134,807,437
                                                                ------------
               Technology - 20.9%
               Communications Equipment - 2.7%
  200,000      ADC Telecommunications Inc.*                     $ 12,150,000
  150,000      Alcatel Alsthom (A.D.R.)                            6,815,625
  600,000      Andrew Corp.*                                      17,662,500
                                                                ------------
                                                                $ 36,628,125
                                                                ------------
               Computers (Hardware) - 5.2%
  200,000      Gateway 2000 Inc.*                               $ 11,050,000
1,575,000      NCR Corp.*                                         60,834,375
                                                                ------------
                                                                $ 71,884,375
                                                                ------------

14    The accompanying notes are an integral part of these financial statements.

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Shares                                                           Value
               Computers (Networking) - 0.6%
  175,000      Lycos, Inc.*                              $  8,137,500
                                                         ------------
               Computers (Peripherals) - 2.7%
  225,000      Seagate Technology, Inc.*                 $ 11,432,813
1,350,000      Storage Technology Corp.*                   17,550,000
  175,000      Xircom, Inc.*                                6,901,563
                                                         ------------
                                                         $ 35,884,376
                                                         ------------
               Computers (Software & Services) - 0.5%
  175,000      Synopsys, Inc.*                           $  7,350,000
                                                         ------------
               Electronic (Semiconductors) - 1.0%
  275,000      Adaptec Inc.*                             $  7,425,000
   50,000      Micron Technology, Inc.*                     6,962,500
                                                         ------------
                                                         $ 14,387,500
                                                         ------------
               Photography/Imaging - 4.3%
  225,000      Eastman Kodak Co.                         $ 12,585,938
1,650,000      Imation Corp.*                              46,303,124
                                                         ------------
                                                         $ 58,889,062
                                                         ------------
               Services (Computer Systems) - 3.1%
  200,000      Investment Technology Group, Inc.         $  7,500,000
  725,000      Keane, Inc.*                                20,934,375
  400,000      SunGard Data System, Inc.*                  13,825,000
                                                         ------------
                                                         $ 42,259,375
                                                         ------------
               Services (Data Processing) - 0.8%
  225,000      First Data Corp.                          $ 10,954,688
                                                         ------------
               Total Technology                          $286,375,001
                                                         ------------
               Transportation - 0.2%
               Air Freight - 0.2%
   75,000      CNF Transportation Inc.                   $  2,095,313
                                                         ------------
               Total Transportation                      $  2,095,313
                                                         ------------
               Utilities - 8.3%
               Electric Companies - 5.6%
  250,000      Allegheny Energy Inc.                     $  7,593,750
  600,000      Citizens Utilities Co. (Class B)*            9,637,500
  550,000      CMS Energy Corp.                            10,450,000
  425,000      DPL, Inc.                                    9,881,250
  200,000      DQE, Inc.                                    7,650,000

The accompanying notes are an integral part of these financial statements.    15

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/00 (unaudited)                       (continued)
--------------------------------------------------------------------------------


Shares                                                   Value
            Electric Companies - (continued)
300,000     DTE Energy Co.                      $    9,787,500
200,000     Kansas City Power & Light Co.            5,137,500
380,000     NSTAR                                   16,743,750
                                                --------------
                                                $   76,881,250
                                                --------------
            Natural Gas - 2.7%
450,000     El Paso Energy Corp.                $   19,125,000
416,000     KeySpan Energy Corp.                    12,220,000
275,000     Questar Corp.                            5,173,437
                                                --------------
                                                $   36,518,437
                                                --------------
            Total Utilities                     $  113,399,687
                                                --------------
            TOTAL COMMON STOCKS
            (Cost $1,198,154,936)               $1,318,006,337
                                                --------------


   Principal
    Amount
                 TEMPORARY CASH INVESTMENTS - 3.8%
                 Commercial Paper - 3.8%
$27,036,000      Citicorp Inc., 5.95%, 5/02/00              $   27,036,000
 25,481,000      Household Finance Corp., 6.0%, 5/01/00         25,481,000
                                                            --------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $52,517,000)                         $   52,517,000
                                                            --------------
                 TOTAL INVESTMENT IN SECURITIES - 100%
                 (Cost $1,250,671,936)                      $1,370,523,337
                                                            --------------

 *  Non-income producing security.

 + Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.

(a) At April 30, 2000, the net unrealized gain on investments based on cost for federal income tax purposes of $1,250,351,787 was as follows:

    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                     $258,064,385
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                     (137,892,835)
                                                                    ------------
    Net unrealized gain                                             $120,171,550
                                                                    ------------

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2000 aggregated $454,938,958 and $727,851,968, respectively.


16    The accompanying notes are an integral part of these financial statements.

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------
BALANCE SHEET 4/30/00 (unaudited)
--------------------------------------------------------------------------------


ASSETS:
  Investment in securities, at value (including temporary cash
   investments of $52,517,000) (cost $1,250,671,936)              $ 1,370,523,337
  Cash                                                                        421
  Receivables -
   Investment securities sold                                          23,397,294
   Fund shares sold                                                       552,724
   Dividends and interest                                               1,162,355
  Other                                                                     1,114
                                                                  ---------------
    Total assets                                                  $ 1,395,637,245
                                                                  ---------------
LIABILITIES:
  Payables -
   Investment securities purchased                                $    10,030,935
   Fund shares repurchased                                              2,839,834
  Due to affiliates                                                     1,868,424
  Accrued expenses                                                        165,358
    Total liabilities                                             $    14,904,551
                                                                  ---------------
NET ASSETS:
  Paid-in capital                                                 $ 1,236,927,369
  Accumulated undistributed net investment income                       4,248,162
  Accumulated undistributed net realized gain on investments           19,705,762
  Net unrealized gain on investments                                  119,851,401
                                                                  ---------------
    Total net assets                                              $ 1,380,732,694
                                                                  ---------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $993,572,602/51,956,251 shares)               $         19.12
                                                                  ---------------
  Class B (based on $357,069,178/19,526,628 shares)               $         18.29
                                                                  ---------------
  Class C (based on $26,421,715/1,450,182 shares)                 $         18.22
                                                                  ---------------
  Class Y (based on $3,669,199/191,279 shares)                    $         19.18
                                                                  ---------------
MAXIMUM OFFERING PRICE:
  Class A                                                         $         20.29
                                                                  ---------------


The accompanying notes are an integral part of these financial statements.    17

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended 4/30/00


INVESTMENT INCOME:
  Dividends                                                 $9,092,261
  Interest                                                  1,055,315
                                                            ----------
    Total investment income                                                  $ 10,147,576
                                                                             ------------
EXPENSES:
  Management fees
   Basic fee                                                $4,753,911
   Performance adjustment                                    (721,245)
  Transfer agent fees
   Class A                                                  1,585,637
   Class B                                                    718,897
   Class C                                                     61,881
   Class Y                                                        339
  Distribution fees
   Class A                                                  1,283,766
   Class B                                                  1,911,228
   Class C                                                    142,772
  Administrative fees                                         151,216
  Custodian fees                                               63,904
  Registration fees                                            43,038
  Professional fees                                            30,927
  Printing                                                     75,135
  Fees and expenses of nonaffiliated trustees                  21,335
  Miscellaneous                                                14,215
                                                            ----------
    Total expenses                                                           $ 10,136,956
    Less fees paid indirectly                                                    (132,552)
                                                                             ------------
    Net expenses                                                             $ 10,004,404
                                                                             ------------
     Net investment income                                                   $    143,172
                                                                             ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                           $ 22,927,757
  Change in net unrealized gain on investments                                112,485,818
                                                                             ------------
   Net gain on investments                                                   $135,413,575
                                                                             ------------
   Net increase in net assets resulting from operations                      $135,556,747
                                                                             ------------


18    The accompanying notes are an integral part of these financial statements.

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Six Months Ended 4/30/00 and the Year Ended 10/31/99


                                                         Six Months Ended          Year
                                                             4/30/00               Ended
FROM OPERATIONS:                                           (unaudited)           10/31/99
Net investment income                                    $      143,172      $    2,489,727
Net realized gain on investments                             22,927,757         201,617,649
Change in net unrealized gain or loss on investments        112,485,818         (29,027,037)
                                                         --------------     ---------------
 Net increase (decrease) in net assets resulting
   from operations                                       $  135,556,747      $  175,080,339
                                                         --------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.00 and $0.02 per share, respectively)      $           --      $   (1,273,056)
  Class Y ($0.00 and $0.14 per share, respectively)                  --             (27,357)
Net realized gain:
  Class A ($2.64 and $0.92 per share, respectively)        (140,427,174)        (61,159,129)
  Class B ($2.64 and $0.92 per share, respectively)         (56,102,297)        (27,238,926)
  Class C ($2.64 and $0.92 per share, respectively)          (4,312,421)         (2,416,140)
  Class Y ($2.64 and $0.92 per share, respectively)            (523,675)           (184,005)
                                                         --------------     ---------------
  Total distributions to shareholders                    $ (201,365,567)     $  (92,298,613)
                                                         --------------     ---------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $  149,041,434      $  361,192,810
Reinvestment of distributions                               176,881,605          81,257,270
Cost of shares repurchased                                 (395,409,540)       (945,632,719)
                                                         --------------     ---------------
  Net decrease in net assets resulting from fund
    share transactions                                   $  (69,486,501)     $ (503,182,639)
                                                         --------------     ---------------
  Net decrease in net assets                             $ (135,295,321)     $ (420,400,913)
NET ASSETS:
Beginning of period                                       1,516,028,015       1,936,428,928
                                                         --------------     ---------------
End of period (including accumulated undistributed net
 investment income of $4,248,162 and $4,104,990,
 respectively)                                           $1,380,732,694      $1,516,028,015
                                                         --------------     ---------------


                                     '00 Shares       '00 Amount
CLASS A                              (unaudited)      (unaudited)            '99 Shares       '99 Amount
Shares sold                            5,752,722     $107,000,980            13,114,186     $ 265,492,035
Reinvestment of distributions          7,094,650      127,987,583             3,185,587        57,882,157
Less shares repurchased              (14,532,871)    (266,494,008)          (31,430,432)     (625,536,208)
                                     -----------     ------------           -----------     -------------
  Net decrease                        (1,685,499)    $(31,505,445)          (15,130,659)    $(302,162,016)
                                     -----------     ------------           -----------     -------------
CLASS B
Shares sold                            2,084,872     $ 37,173,405             3,959,590     $  77,745,833
Reinvestment of distributions          2,642,465       45,741,072             1,230,800        21,748,246
Less shares repurchased               (6,647,784)    (116,500,619)          (14,742,822)     (281,730,159)
                                     -----------     ------------           -----------     -------------
  Net decrease                        (1,920,447)    $(33,586,142)           (9,552,432)    $(182,236,080)
                                     -----------     ------------           -----------     -------------
CLASS C
Shares sold                              256,877     $  4,476,926               872,665     $  17,052,108
Reinvestment of distributions            152,333        2,629,275                80,289         1,415,505
Less shares repurchased                 (648,634)     (11,363,164)           (1,959,308)      (37,039,840)
                                     -----------     ------------           -----------     -------------
  Net decrease                          (239,424)    $ (4,256,963)           (1,006,354)    $ (18,572,227)
                                     -----------     ------------           -----------     -------------
CLASS Y
Shares sold                               21,146     $    390,123                44,268     $     902,834
Reinvestment of distributions             28,996          523,675                11,671           211,362
Less shares repurchased                  (58,521)      (1,051,749)              (65,741)       (1,326,512)
                                     -----------     ------------           -----------     -------------
  Net decrease                            (8,379)    $   (137,951)               (9,802)    $    (212,316)
                                     -----------     ------------           -----------     -------------

The accompanying notes are an integral part of these financial statements.   19

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/00
--------------------------------------------------------------------------------

                                                           Six Months Ended
                                                               4/30/00        Year Ended
                                                             (unaudited)       10/31/99
CLASS A
Net asset value, beginning of period                         $  19.90        $    19.02
                                                             --------        ----------
Increase (decrease) from investment operations:
 Net investment income                                       $   0.03        $     0.12
 Net realized and unrealized gain (loss) on investments          1.83              1.70
                                                             --------        ----------
   Net increase (decrease) from investment operations        $   1.86        $     1.82
Distributions to shareholders:
 Net investment income                                              -             (0.02)
 Net realized gain                                              (2.64)            (0.92)
                                                             --------        ----------
Net increase (decrease) in net asset value                   $  (0.78)       $    0.88
                                                             --------        ----------
Net asset value, end of period                               $  19.12        $    19.90
                                                             --------        ----------
Total return*                                                   10.15%           10.02%
Ratio of net expenses to average net assets+                     1.17%**           1.18%
Ratio of net investment income to average net
 assets+                                                         0.23%**           0.37%
Portfolio turnover rate                                            65%**             75%
Net assets, end of period (in thousands)                     $993,573        $1,067,562
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                    1.15%**           1.16%
 Net investment income                                           0.25%**           0.39%


                                                             Year Ended     Year Ended     Year Ended    Year Ended
                                                              10/31/98       10/31/97       10/31/96      10/31/95
CLASS A
Net asset value, beginning of period                        $    23.23      $    19.85      $    19.42    $  17.26
                                                            ----------      ----------      ----------    --------
Increase (decrease) from investment operations:
 Net investment income                                      $     0.08      $     0.15      $     0.08    $   0.08
 Net realized and unrealized gain (loss) on investments          (1.94)           4.17            2.31        3.03
                                                            ----------      ----------      ----------    --------
   Net increase (decrease) from investment operations       $    (1.86)     $     4.32      $     2.39    $   3.11
Distributions to shareholders:
 Net investment income                                           (0.10)          (0.06)          (0.09)          -
 Net realized gain                                               (2.25)          (0.88)          (1.87)      (0.95)
                                                            ----------      ----------      ----------    --------
Net increase (decrease) in net asset value                  $    (4.21)     $     3.38      $     0.43    $   2.16
                                                            ----------      ----------      ----------    --------
Net asset value, end of period                              $    19.02      $    23.23      $    19.85    $  19.42
                                                            ----------      ----------      ----------    --------
Total return*                                                    (8.74)%         22.67%         13.12%       19.32%
Ratio of net expenses to average net assets+                      1.08%           1.00%          1.02%        1.16%
Ratio of net investment income to average net
 assets+                                                          0.33%           0.64%          0.43%        0.53%
Portfolio turnover rate                                             61%             63%            37%          59%
Net assets, end of period (in thousands)                    $1,308,335      $1,591,655      $1,299,611    $845,415
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                     1.07%           0.98%          1.00%        1.14%
 Net investment income                                            0.34%           0.66%          0.45%        0.55%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/00
--------------------------------------------------------------------------------

                                                           Six Months Ended
                                                               4/30/00        Year Ended
                                                             (unaudited)       10/31/99
CLASS B
Net asset value, beginning of period                         $   19.22         $  18.52
                                                             ---------         --------
Increase (decrease) from investment operations:
 Net investment loss                                         $   (0.09)        $  (0.18)
 Net realized and unrealized gain (loss) on investments           1.80             1.80
                                                             ---------         --------
  Net increase (decrease) from investment operations         $    1.71         $   1.62
Distributions to shareholders:
 Net investment income                                               -                -
 Net realized gain                                               (2.64)           (0.92)
                                                             ---------         -------
Net decrease (increase) in net asset value                   $   (0.93)        $  0.70
                                                             ---------         -------
Net asset value, end of period                               $   18.29         $  19.22
                                                             ---------         --------
Total return*                                                     9.69%            9.17%
Ratio of net expenses to average net assets+                      1.99%**          2.00%
Ratio of net investment loss to average net assets+             (0.58)%**         (0.44)%
Portfolio turnover rate                                             65%**            75%
Net assets, end of period (in thousands)                     $ 357,069         $412,116
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                     1.98%* *         1.99%
 Net investment loss                                             (0.57)%**        (0.43)%


                                                            Year Ended    Year Ended    Year Ended    Year Ended
                                                             10/31/98      10/31/97      10/31/96      10/31/95
CLASS B
Net asset value, beginning of period                         $  22.73      $  19.53      $  19.20      $  17.20
                                                             --------      --------      --------      --------
Increase (decrease) from investment operations:
 Net investment loss                                         $  (0.10)     $  (0.02)     $  (0.04)     $  (0.01)
 Net realized and unrealized gain (loss) on investments         (1.86)         4.10          2.26          2.96
                                                             -------       --------      --------      --------
  Net increase (decrease) from investment operations         $  (1.96)     $   4.08      $   2.22      $   2.95
Distributions to shareholders:
 Net investment income                                              -             -         (0.02)            -
 Net realized gain                                              (2.25)        (0.88)        (1.87)        (0.95)
                                                             -------       --------      --------      --------
Net decrease (increase) in net asset value                   $  (4.21)     $   3.20      $   0.33      $   2.00
                                                             -------       --------      --------      --------
Net asset value, end of period                               $  18.52      $  22.73      $  19.53      $  19.20
                                                             -------       --------      --------      --------
Total return*                                                   (9.42)%       21.70%        12.27%        18.42%
Ratio of net expenses to average net assets+                     1.85%         1.76%         1.79%         1.93%
Ratio of net investment loss to average net assets+             (0.43)%       (0.12)%       (0.35)%      ( 0.18%)
Portfolio turnover rate                                            61%           63%           37%           59%
Net assets, end of period (in thousands)                     $574,259      $745,258      $589,188      $311,672
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                    1.84%         1.75%         1.78%         1.88%
 Net investment loss                                            (0.42)%       (0.11)%       (0.34)%       (0.13)%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/00
--------------------------------------------------------------------------------

                                                        Six Months Ended
                                                            4/30/00       Year Ended   Year Ended    Year Ended     1/31/96 to
                                                          (unaudited)      10/31/99     10/31/98    10/31/97(a)      10/31/96
CLASS C
Net asset value, beginning of period                       $  19.16        $ 18.49      $ 22.69       $ 19.53       $ 18.69
                                                           --------        -------      -------       -------       -------
Increase (decrease) from investment operations:
 Net investment loss                                       $  (0.12)       $ (0.21)     $ (0.09)      $ (0.03)      $ (0.02)
 Net realized and unrealized gain (loss) on
  investments                                                  1.82           1.80        (1.86)         4.11          0.86
                                                           --------        -------      -------       -------       -------
  Net increase (decrease) from investment operations       $   1.70        $  1.59      $ (1.95)      $  4.08       $  0.84
Distributions to shareholders:
 Net investment income                                            -              -            -         (0.04)            -
 Net realized gain                                            (2.64)         (0.92)       (2.25)        (0.88)            -
                                                           --------        -------      -------       -------       -------
Net decrease (increase) in net asset value                 $  (0.94)       $  0.67      $ (4.20)      $  3.16       $  0.84
                                                           --------        -------      -------       -------       -------
Net asset value, end of period                             $  18.22        $ 19.16      $ 18.49       $ 22.69       $ 19.53
                                                           --------        -------      -------       -------       -------
Total return*                                                  9.65%          9.02%       (9.38)%       21.74%         4.50%
Ratio of net expenses to average net assets+                   2.05%**        2.09%        1.84%         1.75%         1.79%**
Ratio of net investment loss to average net assets+           (0.64)%**      (0.52)%      (0.43)%       (0.15)%       (0.39)%**
Portfolio turnover rate                                          65%**          75%          61%           63%           37%
Net assets, end of period (in thousands)                   $ 26,422        $32,373      $49,842       $60,211       $27,202
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  2.03%**        2.07%        1.83%         1.73%         1.74%**
 Net investment loss                                          (0.62)%**      (0.50)%      (0.42)%       (0.13)%       (0.34)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

 ** Annualized.

 +  Ratios assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/00
--------------------------------------------------------------------------------


                                                      Six Months Ended
                                                          4/30/00       Year Ended     7/2/98 to
                                                        (unaudited)      10/31/99      10/31/98
CLASS Y
Net asset value, beginning of period                     $ 19.91         $ 19.06       $  23.00
                                                         -------         -------       --------
Increase (decrease) from investment operations:
 Net investment income                                   $  0.08         $  0.19       $   0.04
 Net realized and unrealized gain (loss) on
   investments                                              1.83            1.72          (3.98)
                                                         -------         -------       --------
Net increase (decrease) from investment
  operations                                             $  1.91         $  1.91       $  (3.94)
Distributions to shareholders:
 Net investment income                                   $     -         $ (0.14)      $      -
 Net realized gain                                         (2.64)          (0.92)             -
                                                         --------       --------       --------
Net increase (decrease) in net asset value               $ (0.73)        $  0.85       $  (3.94)
                                                         --------       --------       --------
Net asset value, end of period                           $ 19.18         $ 19.91       $  19.06
                                                         --------       --------       --------
Total return*                                              10.43%          10.54%        (17.13)%
Ratio of net expenses to average net assets+                0.63%**         0.66%          0.79%* *
Ratio of net investment income to average net
  assets+                                                   0.77%**         0.88%          0.68%* *
Portfolio turnover rate                                       65%**           75%            61%
Net assets, end of period (in thousands)                 $ 3,669         $ 3,976       $  3,993
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                               0.62%**         0.65%          0.78%* *
 Net investment income                                      0.78%**         0.89%          0.69%* *

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   23

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/00 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Mid-Cap Value Fund (the Fund), formerly Pioneer Capital Growth Fund, is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers four classes of shares--Class A, Class B, Class C, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice first to select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   Settlements from litigation and class action suits are recognized when the fund acquires an enforceable right to such awards. Included in net realized gain from investments is $117,142 of class action settlements received by the Fund during the six months ended April 30, 2000.


B. Federal Income Taxes
   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.


C. Fund Shares
   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect wholly owned subsidiary of The Pioneer Group, Inc. (PGI), earned $134,655 in underwriting commissions on the sale of fund shares during the six months ended April 30, 2000.


D. Class Allocations
   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/00 (unaudited)                     (cont.)
--------------------------------------------------------------------------------

   calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund, if any, with respect to each class of shares are calculated in the same manner, at the same time, on the same day and in the same amount, except that Class A, Class B, Class C, and Class Y shares bear different transfer agent and distribution fees.


2. Management Agreement
Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PIM receives a basic fee that is calculated at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million, and 0.625% of the excess over $1 billion. Effective May 1, 1999, the basic fee became subject to a performance adjustment up to a maximum of +/- 0.10% based on the Fund's investment performance as compared with the Lipper Growth Funds Index. For the six months ended April 30, 2000 the aggregate performance adjustment resulted in a reduction to the basic fee of $721,245. The net management fee for the period was equivalent to an annualized rate of 0.56% of average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At April 30, 2000, $663,188 was payable to PIM related to management fees, administrative fees and certain other services.


3. Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $698,079 in transfer agent fees payable to PSC at April 30, 2000.


4. Distribution Plans
The Fund adopted Plans of Distribution with respect to Class A, Class B, and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $507,157 in distribution fees payable to PFD at April 30, 2000.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on certain net asset value purchases of Class A shares that are redeemed within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2000, CDSCs in the amount of $1,171,285 were paid to PFD.


5. Expense Offsets
The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended April 30, 2000, the Fund's expenses were reduced by $132,552 under such arrangements.


6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended April 30, 2000, the Fund had no borrowings under this agreement.

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/00 (unaudited)                     (cont.)
--------------------------------------------------------------------------------

7. Affiliated Companies
The Fund may invest in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of April 30, 2000:



---------------------------------------------------------------------------
                                                  Dividend
Affiliates                 Purchases     Sales     Income        Value
-----------------------   -----------   -------   ---------   -------------
Cole National Corp.       $91,431         $ -     $8,900      $5,516,875
                          -------         -----   ------      ----------

---------------------------------------------------------------------------

Pioneer Mid-Cap Value Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice
Margaret B.W. Graham                   President
Marguerite A. Piret                   J. Rodman Wright, Vice President
David D. Tripple                      Eric W. Reckard, Treasurer
Stephen K. West                       Joseph P. Barri, Secretary
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
 HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFoneSM for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com



This report must be preceded or accompanied by a current
Fund prospectus.

Pioneer Investment Management, Inc.     8276-00-0600
60 State Street                         (c) Pioneer Funds Distributor, Inc.
Boston, Massachusetts 02109             [recycle logo] Printed on Recycled Paper
www.pioneerfunds.com